Exhibit 99.1

Legal Disclaimer

Redomiciliation of Liberty Global PLC from United Kingdom to Bermuda

You wish to access a website dedicated to documents and information relating the proposed redomiciliation of Liberty Global plc from the United Kingdom to Bermuda (the "Redomiciliation").

To allow you to view information on this part of this website, you must read this notice and then click "I CONFIRM". If you are unable to agree you must click "I DO NOT CONFIRM".

Forward-Looking Statements

This website contains certain statements which are, or may be deemed to be, "forward-looking statements" with respect to the business of Liberty Global and certain plans and objectives of Liberty Global with respect to the Redomiciliation. Forward-looking statements are statements of future expectations that are based on current expectations, assumptions and projections about future events, and are, therefore, are qualified in their entirety by, and subject to, risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as "plans", "expects", "is expected", "is subject to", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", "believes", "targets", "aims", "projects" or words or terms of similar substance or the negative thereof, as well as variations of such words and phrases or statements that certain actions, events or results "may", "could", "should", "would", "might" or "will" be taken, occur or be achieved.

Although Liberty Global believes that the expectations reflected in such forward-looking statements are reasonable, we cannot give assurance that such expectations will prove to be correct. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, the matters set forth under "Forward Looking Statements" in Part I, Item 1 of Liberty Global's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in Part I, Item 2 of Liberty Global's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023. Other factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements include our ability to obtain the approval of Liberty Global shareholders for the Redomiciliation and the resolutions proposed at related meetings of our shareholders, our ability to satisfy the other conditions to the Redomiciliation on the expected timeframe, or at all, our ability to realize the expected benefits from the Redomiciliation and the occurrence of unanticipated difficulties or costs in connection with the Redomiciliation.

All of our forward-looking statements speak only as of the date they were made, and we undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events or otherwise, except as may be required under applicable securities laws and regulations. Accordingly, you should not place undue reliance on any such forward-looking statements.

Additional Information and Where to Find It

The contents of this website do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Redomiciliation. In connection with the Redomiciliation, on June 9, 2023, Liberty Global filed with the SEC a definitive proxy statement on Schedule 14A and has mailed to its shareholders a copy of the same, as well as other relevant documents regarding the proposed Redomiciliation. LIBERTY GLOBAL SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND SCHEME CIRCULAR (THE "DEFINITIVE PROXY STATEMENT") AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT LIBERTY GLOBAL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REDOMICILATION. Liberty Global shareholders and investors may obtain free copies of the Definitive Proxy Statement and other relevant materials (when they become available) and other documents filed by Liberty Global at the SEC's website at www.sec.gov. Copies of the Definitive Proxy Statement (and other relevant materials when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Liberty Global's Investor Relations at ir@libertyglobal.com or +1(303) 220-6600.

Participants in Solicitation

Liberty Global and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Redomiciliation. Information regarding Liberty Global's directors and executive officers is available in the Definitive Proxy Statement. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

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REDOMICILING FROM LONDON TO BERMUDA

Liberty Global (NASDAQ: LBTYA, LBTYB and LBTYK) is proposing to change its place of incorporation to Bermuda from England and Wales.

Goal of creating **long-term shareholder value** by giving us more **flexibility** to facilitate **investments**, enhance efficiency in **M&A**, **spinoffs** and other strategies, and simplify **share buybacks.**

Redomicile involves a shareholder vote and court process.

Key Points

Bermuda's U.S-style governance is more aligned with the expectations of our largely U.S shareholder base.

Redomicile would make it easier for companies with multiple classes of stock like ours to undertake a range of transactions.

The move would lower the voting threshold from 75% to a simple majority, reducing the risk that a small group of shareholders could block key motions.

Redomicile is not being pursued for tax purposes.

There would be no impact on the day-to-day running of the company.

We remain committed to our UK and European customers, employees and businesses.

How to vote

Registered shareholders will need their individual number on their proxy cards to vote. You will receive your card by post or email. You can then vote in two ways:

Online

Click below:

www.envisionreports.com/LGIP2023

Post

Information on how to submit via post is detailed on your proxy vote card.

"The principal reason for the proposal is to enable future shareholder value creation by moving into a jurisdiction that makes it substantially easier to facilitate share buy-backs and self-tender offers, spin offs and split offs and other similar transactions."

MIKE FRIES, CEO

Timeline

July 3 – July 13: Proxy voting
Shareholders who hold shares as of July 3rd can submit their vote online or by phone or mail following the instructions enclosed in the proxy cards.

July 13: Court Meetings
Three separate Court meetings will be held for Class A, Class B and Class C Ordinary shares holders respectively.

July 13: General Meeting
The General Meeting is necessary to approve ancillary corporate actions required to properly implement the Scheme. Holders of Class A and Class B Ordinary shares are entitled to vote at this meeting.

July 13: Shareholders Meeting
The Shareholders Meeting is being held due to applicable rules and regulations of the SEC, which require LG to ask its Shareholders to vote, on a non-binding, advisory basis, on the Advisory Resolutions.

Aug – Nov: Court approval
Two separate court hearings to approve the Scheme in August and November.

23 Nov 2023: Anticipated closing
Scheme effective date

Voting process

Redomiciliation involves a UK scheme of arrangement, which uses a shareholder vote and two court processes.

A UK scheme of arrangement requires approval by:

75% of votes cast by class, plus
a majority in number of the registered shareholders voting by class.

For these reasons, shareholder voting is critical to the success of the transaction.

Key documents

- Definitive proxy
- Form 8-K June 9 2023
- Form 8-K May 10 2023
- Form 8-K April 24 2023